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                             KOLL REAL ESTATE GROUP, INC.

                                WORLDWIDE SUBSIDIARIES

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                                                     Percentage                 State/Country of
                                                      Ownership                 Incorporation
                                                     ----------                 -------------
Hengro Fifteen Inc.                                         100                 Delaware
Henley Disc Media, Inc.                                     100                 Delaware
Henley Facilities, Inc.                                     100                 Delaware
New Henley Holdings Inc.                                    100                 Delaware
     Air Correction International, Inc.                     100                 Delaware
     GCC Patents Holding Company Inc.                       100                 Delaware
     Hengro Fourteen Inc.                                   100                 Delaware
     Hengro Ten Inc.                                        100                 Delaware
     Hengro Thirteen Inc.                                   100                 Delaware
     Henley Deltec Holdings Inc.                            100                 Delaware
        Henley Deltec Corporation                           100                 Delaware
     Henley Investments, Inc. Two                           100                 Delaware
     IRE Corporation                                        100                 Indiana
     LJC Investments, Inc.                                  100                 Delaware
     Moore International Inc.                                80                 Delaware
     Newco A.C. Corporation                                 100                 Delaware
     Procon International Inc.                              100                 Delaware
        Procon Incorporated                                 100                 Delaware
          Procofrance, S.A.                                 100                 France
          Procon (Great Britain) Limited                    100                 United Kingdom
     Pullman Environmental Services Inc.                    100                 Delaware
     Pullman Passenger Car Company Inc.                     100                 Delaware
     Pullman Swindell Ltd.                                  100                 United Kingdom
     Trailmobile International Ltd.                         100                 Delaware
        Pullman Trailmobile de Mexico S.A. de C.V.          100                 Mexico
     Trailmobile Leasing Corp.                              100                 Delaware
     W.O.L. Corporation                                     100                 Delaware
     W. W. C. Corporation                                   100                 Delaware
     Wheelabrator Export Corporation                        100                 Delaware
Henley Holdings Two Inc.                                    100                 Delaware
   Signal Landmark Holdings Inc.                            100                 Delaware
     Signal Landmark                                        100                 California
        Calumet Real Estate Inc.                            100                 Delaware
        Newport Realty Corp.                                100                 California
        Signal Hawaii, Inc.                                 100                 Hawaii
        Signal Puako Corporation                            100                 Hawaii
        KREG Residential Corp.                              100                 Delaware


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Henley/KNO Holding Inc.                                     100                 Delaware
Koll Communities Holdings, Inc.                             100                 Delaware
   KCI - AV Holdings Company                                100                 California
     AV Partnership                                          49                 California
     AV Partners Corp.                                       49                 California
   Koll Communities, Inc.                                   100                 Delaware
KREG Holdings Inc.                                          100                 Delaware
   KREG Operating Co.                                       100                 Delaware
     KREG - LA, Inc.                                         94                 Delaware
     KREG - NC, Inc.                                         84                 Delaware
     KREG - NW, Inc.                                         80                 Delaware
     KREG - OC, Inc.                                         80                 Delaware
     KREG - SD, Inc.                                         84                 Delaware
     KREG - SW, Inc.                                         84                 Delaware
     KREG - AZ, Inc.                                        100                 Delaware
     KREG Asia Holdings, Inc.                               100                 Delaware
        KREG Taiwan, Inc.                                   100                 Delaware
        KREG Malaysia, Inc.                                 100                 Delaware
        KREG China, Inc.                                    100                 Delaware
          C.P. Koll Investment Co. Ltd.                     49                  Cayman Islands
NC Holding Company                                          100                 Delaware
   Wentworth By The Sea, Inc.                               *50                 Delaware
Newco A. D. Corporation                                     100                 South Carolina
Twenty Newco Inc.                                           100                 Delaware
Wentworth Holdings Inc.                                     100                 Delaware
   Wentworth By The Sea, Inc.                               *50                 Delaware
WESI Maryland Inc.                                          100                 Delaware
WT/HRC Corporation                                          100                 Illinois
   Heat Research Corporation                                100                 Delaware

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(*)  Together NC Holding Company and Wentworth Holdings Inc. own 100% of
     Wentworth By The Sea, Inc.


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